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                                                                    Exhibit 99.1


                               AMENDMENT NO. 1 TO
                      COMPOUND SUPPLY AND LICENSE AGREEMENT

     This Amendment No. 1, dated as of August 14, 2000 (the "Effective Date"), is between ArQule, Inc. ("ArQule"), a Delaware Corporation, and the R.W. Johnson Pharmaceutical Research Institute ("PRI"), a division of Ortho-McNeil Pharmaceutical, Inc., a Delaware Corporation.

                                 R E C I T A L S

     WHEREAS, PRI and ArQule entered into a Compound Supply and License Agreement dated December 15, 1998 (the "Agreement") pursuant to which, among other things, ArQule supplies PRI with Mapping Array Sets (as defined in the Agreement);

     WHEREAS, ArQule has developed compound libraries that constitute diverse subsets of its Mapping Array Sets, which ArQule has named Compass Array Sets (as defined below);

     WHEREAS, PRI desires to access Compass Array Sets that correspond to Mapping Array Sets produced by ArQule after June 30, 1999 and thereafter during the term of the Agreement, and ArQule is willing to furnish PRI with such Compass Array Sets under the terms and conditions of this Amendment; and

     WHEREAS, PRI and ArQule desire to make certain other revisions to the Agreement, as specified in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, PRI and ArQule hereby agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     1.1. Section 1.4 of the Agreement is hereby deleted and replaced with the following:

               "ARQULE COMPOUND" means a chemical compound provided by ArQule to PRI under this Agreement, and specifically includes all compounds in the Mapping Array Sets and Compass Array Sets provided to PRI under the Mapping Array Program.

     1.2. The following definition is hereby added to the Agreement:

               "COMPASS ARRAY(TM) SET" means a set of ArQule Compounds consisting of a diverse subset of each Mapping Array Set produced by ArQule. Each Compass Array Set currently includes at least approximately ***** of the total ArQule Compounds in


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               the corresponding Mapping Array Set to represent the chemical diversity present in that Mapping Array Set.

2. The following caption, "3.1 Delivery of Array Sets," is hereby added under the caption, "3. Conduct of Mapping Array Program."

3. Section 3.1. is hereby redesignated Subsection 3.1.2.

4. The following subsection is hereby added to the Agreement:

               3.1.1. DELIVERY OF COMPASS ARRAY SETS. ArQule shall furnish PRI with approximately ***** solution in DMSO of each ArQule Compound that is within the Compass Array Sets corresponding to the Mapping Array Sets delivered to PRI from ***** during the term of the Agreement. The Compass Array Sets are delivered in 96 well microtiter plate format. The ArQule Compounds in each Compass Array Set shall have an average purity level of at least ***** as measured by standard analytical chemistry methods used at ArQule. ArQule shall use diligent efforts to deliver to PRI the Compass Array Sets as follows:

     (i) within ***** days after the Effective Date of this Amendment for Compass Array Sets corresponding to the Mapping Array Sets delivered to PRI from ***** through *****;

     (ii) within ***** days after the Effective Date of this Amendment for Compass Array Sets corresponding to the Mapping Array Sets delivered to PRI from ***** through *****; and

     (iii) for Compass Array Sets corresponding to Mapping Array Sets delivered to PRI after *****, within ***** after PRI receives the corresponding Mapping Array Set.


     Except as provided in Section 3.3. below, ArQule shall have no obligation to identify the individual ArQule Compounds in the Compass Array Sets and PRI shall have no obligation to identify its Targets.

5. Section 3.2. is hereby deleted in its entirety and replaced with the following:

          3.2. SCREENING OF ARQULE COMPOUNDS. Subject to the terms and conditions of this Agreement, ArQule hereby grants PRI and its Affiliates a nonexclusive, worldwide license (without the right to sublicense) under the ArQule Patent Rights and other rights in ArQule Technology to screen the ArQule Compounds in the Compass Array Sets and Mapping Array Sets against any Targets within the Screening Field. PRI agrees to use efforts consistent with its normal scientific practices to screen the ArQule Compounds in

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     the Compass Array Sets and Mapping Array Sets against its Targets in the
     Screening Field.

6. The following sentence is hereby added to the end of Subsection 3.3.1. of the
Agreement:

     "PRI shall confirm its initial screening results for Licensed Compounds according to its usual internal procedures prior to confirmation with resynthesized compounds pursuant to Subsection 3.3.2. below. Once PRI confirms activity for a Licensed Compound, PRI shall disclose to ArQule the Target and the level of activity for such Licensed Compound.

7. Subsection 3.3.2. is hereby deleted in its entirety and replaced with the following:

               3.3.2. RESYNTHESIZED COMPOUNDS. If PRI requests resynthesized samples of a Licensed Compound, ArQule will supply PRI with a sufficient quantity (determined by the Research Committee but not more than ***** ) of the resynthesized Licensed Compound to confirm activity and perform secondary assays within ***** from the date requested, unless synthesis starting materials are unavailable for such resynthesized Active Compound, subject to a maximum of ***** such requests in any one month. Within ***** days after receiving the resynthesized Active Compound from ArQule to confirm activity, subject to extension by the Research Committee, PRI shall notify ArQule whether activity is confirmed.

8. In Subsection 3.3.3. entitled "Activation of Development Licenses", delete the first sentence and replace with the following:

     "If PRI does not confirm activity within the ninety-day confirmation period for a resynthesized Licensed Compound, or if PRI has no further interest in that Licensed Compound for any other reason, the Licensed Compound shall revert to ArQule as provided in Section 7.5.

9. The following subsection is hereby added to the Agreement:

     3.3.4. ACTIVITY REPORTS. Within ***** after the conclusion of each calendar quarter, PRI shall furnish ArQule with a report that sets forth for each assay type the percentage of Active Compounds identified by PRI during that quarter in primary screens and confirmatory screens of each Compass Array Set and Mapping Array Set. For purposes of this Section, the term "assay type" shall mean a bound receptor, soluble receptor, enzyme, or whole cell assay.

10. The parties acknowledge and agree that, in accordance with the provisions of this Amendment, ArQule has been relieved of its obligation to provide PRI with confirmation samples as originally set forth in the first sentence of Subsection
3.3.2. of the Agreement and has accepted an obligation to furnish PRI with Compass Array Sets under paragraph 4 of this Amendment (addition of new Subsection 3.1.1). Accordingly, the parties further agree that the

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***** resupply fee referenced in Section 5.2. of the Agreement as an allocation of the annual delivery fee shall be substituted by a ***** service fee under the same terms for the preparation and delivery of the Compass Array Sets pursuant to this Amendment. This change is merely a change in allocation and does not affect the total amount of the annual delivery fee or any other payment terms under the Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as a sealed instrument effective as of the date first above written.

R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

By: /s/ Geoffrey Dellenbaugh
   -----------------------------------------
Name: Geoffrey Dellenbaugh
Title: Executive Director of External Relations


ARQULE, INC.

By: /s/ Phillipe Bey
   -----------------------------------------
Name: Phillipe Bey
Title: Chief Scientific Officer


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